UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2006

Fauquier Bankshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	000-25805	541288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Courthouse Square, Warrenton, Virginia		20186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	540 347-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with its adoption of Corporate Governance Guidelines (the "Guidelines") for Fauquier Bankshares, Inc. (the "Company") and its wholly owned subsidiary, The Fauquier Bank, on March 16, 2006, the Company’s Board of Directors (the "Board") approved the Company’s Amended and Restated By-laws (the "By-laws"), which have been updated consistent with the Guidelines. The substantive changes made to the By-laws include the following:
• the date of the annual meeting of stockholders was changed from the first Tuesday in April to the third Tuesday in May;
• the notice of meetings of stockholders is now required to be mailed not less than ten nor more than 60, rather than no more than 50, days before the date of the meeting, with special meetings requiring at least 25, but no more than 60, days’ notice;
• provisions related to procedures to be followed by stockholders in making proposals at stockholder meetings were added;
• the number of directors was changed from 13 to a range of five to 14, with the exact number to be set from time to time by the Board of Directors;
• directors filling a vacancy during the year but not elected by stockholders will serve until the next meeting of stockholders where directors are elected, rather than until the expiration of the term of office to which director was appointed;
• provisions governing stockholder nominations of director candidates were added;
• provisions related to the compensation of directors were altered to allow the payment of retainers, fees and equity awards, and to remove the repayment of expenses related to attendance;
• the age eligibility requirement for directors to stand for election was lowered from 75 to 72 years of age;
• the number of directors to serve on the Executive Committee was reduced from eight to five;
• provisions related to the officers of the Company were revised to permit, but not mandate, certain positions, and the duties of each position were clarified; and
• if the Board chooses to close the stock transfer books in advance of a stockholder meeting to make a determination of stockholders eligible to vote, the period during which the books may be closed was increased from 60 to 70 days.
The foregoing summary of the Amended and Restated By-laws is qualified in its entirety by the Amended and Restated By-laws themselves, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) - Not applicable.
(b) - Not applicable.
(c) - Not applicable.
(d) Exhibits.

Exhibit 3.2 Amended and Restated By-laws of Fauquier Bankshares, Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

March 22, 2006	By:	Eric P. Graap

Name: Eric P. Graap
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated By-laws of Fauquier Bankshares, Inc.